FORM 10-QSB

       AMALGAMATED AUTOMOTIVE INDUSTRIES, INC.
                   AND SUBSIDIARIES

Exhibit No. (10.9) - Forbearance Agreement of June 5, 1995
                    with Provident Bank of Maryland


                FORBEARANCE AGREEMENT


     THIS FORBEARANCE AGREEMENT (hereafter, this "AGREEMENT") is made as of June 5, 1995 by and between AMALGAMATED AUTOMOTIVE INDUSTRIES, INC., a Pennsylvania corporation, ACME AUTO PARTS, INC., a Pennsylvania corporation, LAM CORPORATION, a Pennsylvania corporation, and TALMENS PROPERTIES, INC., a Pennsylvania corporation (collectively, "BORROWER") and PROVIDENT BANK OF MARYLAND, a Maryland banking corporation ("LENDER") .

                       RECITALS

     Pursuant to the terms and provisions of a Loan And Security Agreement between the LENDER and the BORROWER dated May 7, 1992 (the "LOAN AGREEMENT") the LENDER provided to the BORROWER a revolving line of credit ("REVOLVER") as evidenced by a Promissory Note dated May 7, 1992 from the BORROWER to the order of the LENDER in the stated principal amount of Two Million Dollars ($2,000,000.00) ("DEMAND NOTE") .

     Pursuant to the terms and provisions of the LOAN AGREEMENT and the DEMAND NOTE all sums outstanding under the REVOLVER are due and payable in full on the demand of the LENDER. The BORROWER is in default under the terms of the LOAN AGREEMENT and pursuant to the terms of a letter dated June 1, 1995, the LENDER demanded the immediate and full repayment of all sums outstanding under the REVOLVER.

     The BORROWER has failed to repay the sums due under the REVOLVER, and the LENDER is entitled to assert and enforce any or all of its rights and remedies thereunder or under applicable law. The BORROWER has requested that the LENDER forbear from immediately exercising its enforcement and collection rights against the BORROWER and the collateral securing the obligations of the BORROWER to the LENDER and has further requested that the LENDER continue to advance proceeds of the REVOLVER to the BORROWER.

     The LENDER has agreed to forbear from the immediate exercise of its enforcement and collection rights in accordance with the terms and conditions set forth in this AGREEMENT. In addition, the LENDER has agreed to advance proceeds of the REVOLVER, as modified herein, to the BORROWER pursuant to the terms and conditions set forth in this AGREEMENT.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

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     Section 1.  RECITALS.  The parties hereby acknowledge the accuracy of the
Recitals to this AGREEMENT, and agree that the Recitals are hereby incorporated into this AGREEMENT and made a part hereof.

     Section 2. ACKNOWLEDGMENT OF DEFAULTS. The BORROWER acknowledges and agrees that all sums outstanding under the LOAN DOCUMENTS are due and payable in full and that the BORROWER has defaulted in its obligation to the LENDER: (a) by failing to repay all sums outstanding under the REVOLVER upon the demand of the LENDER; and (b) by failing to comply with the covenants contained in Sections 6.28 and 6.30 of the LOAN AGREEMENT (collectively, "EXISTING DEFAULT"). In addition, the BORROWER hereby acknowledges and agrees that in the absence of the specific agreement to forbear as set forth in this AGREEMENT, the LENDER has the immediate and unconditional right to pursue enforcement and collection proceedings against the BORROWER and the collateral securing the BORROWER'S obligations to the LENDER.

     Section 3. FORBEARANCE. The LENDER agrees to forbear from exercising any of its rights or remedies under the LOAN DOCUMENTS as a result of the EXISTING DEFAULT, subject to the following terms and conditions:

               3.1. Time Limitation. The agreement of the LENDER to forbear from exercising its rights and remedies as set forth herein shall expire at 5:00 p.m. on June 30, 1995. As used herein, the term "DATE OP TERMINATION" means the date on which the LENDER'S agreement to forbear from exercising its rights and remedies as set forth herein expires pursuant to this Section 3.1,
Section 3.2 or any other section of this AGREEMENT.

               3.2 Additional Defaults. The LENDER'S agreement to forbear from exercising its rights and remedies as set forth herein shall terminate immediately upon the occurrence of: (a) an event of default (other than the EXISTING DEFAULT) under the LOAN AGREEMENT or any other document evidencing, securing or otherwise documenting the REVOLVER (collectively, the "LOAN DOCUMENTS"), or (b) any event or condition (other than the EXISTING DEFAULT) which with the giving of notice, the passage of time, or both, would constitute an event of default under any of the LOAN DOCUMENTS.

               3.3. Collection Of Accounts. All payments received on the BORROWER'S accounts and receivables and all payments received as a result of the sale or other disposition of any of the BORROWER'S inventory, after the date of this AGREEMENT, shall be paid to the LENDER and applied to reduce the sums
owed by the BORROWER under the LOAN DOCUMENTS.   The BORROWER hereby irrevocably
authorizes the LENDER to automatically debit each of the BORROWER'S accounts with the LENDER on a daily basis and apply all sums so debited from the BORROWER'S accounts to reduce the BORROWER'S obligations under the LOAN DOCUMENTS.

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     Section 4.  ADDITIONAL ADVANCES UNDER THE REVOLVER.  The LENDER
agrees to continue to advance proceeds of the REVOLVER to the BORROWER pursuant to and subject to the following terms and conditions:

               4.1. Time Limitation. The LENDER'S agreement to continue to advance proceeds of the REVOLVER to the BORROWER shall expire on the DATE OF TERMINATION.

               4.2 Existing Terms And Conditions. The LENDER'S agreement to continue to advance proceeds of the REVOLVER, as modified herein, is subject to all of the terms and conditions set forth in the LOAN DOCUMENTS, as modified herein.

               4.3. Modification Of Loan Agreement. The LENDER shall have no obligation to advance any proceeds of the REVOLVER which would result in the aggregate principal amount outstanding under the REVOLVER to exceed: (a) One Million Nine Hundred Thirty-Seven Thousand Dollars ($1,937,000.00) at any time between the date of this AGREEMENT and June 8, 1995, inclusive; (b) One Million Eight Hundred Ninety-Nine Thousand Five Hundred Dollars ($1,899,500.00) at any time between June 9, 1995 and June 15, 1995, inclusive;
(c) One Million Eight Hundred Sixty-Two Thousand Dollars ($1,862,000.00) at any time between June 16, 1995 and June 22, 1995, inclusive; and (d) One Million Eight Hundred Twenty-Four Thousand Five Hundred Dollars ($1,824,500.00) at any time between June 23, 1995 and the DATE OF TERMINATION.

     Section 5.  COOPERATION OF BORROWER.  Following the DATE OF
TERMINATION the BORROWER shall fully and completely aid and assist the LENDER in the disposition of the BORROWER'S assets securing the REVOLVER, including, but not limited to, the collection of all of the BORROWER'S accounts receivable.

     Section 6. EVENTS OF DEFAULT. In the event of a violation of any of the terms or provisions of this AGREEMENT by the BORROWER, or the occurrence of any event of default (other than the EXISTING DEFAULT) under any of the LOAN DOCUMENTS, or the occurrence of any event or condition which with the giving of notice, the passage of time, or both, would constitute an event of default under
any of the LOAN DOCUMENTS, the LENDER'S agreements to:   (i) forbear from
exercising any or all of its rights or remedies under the LOAN DOCUMENTS as set forth herein; and (ii) continue to advance proceeds of the REVOLVER, as modified herein, shall automatically terminate, without notice to the BORROWER.

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     Section 7.     NO DEFENSES OR OFFSETS; RELEASE OF ANY CLAIMS.
In consideration for the agreements of the LENDER contained herein, the BORROWER hereby acknowledges and agrees that it hereby forever waives and releases any and all defenses (other than the specific agreement to forbear as set forth in this AGREEMENT) or offsets, known or unknown to the BORROWER, existing as of this date, which might restrict the immediate right of the LENDER to require the payment in full of the REVOLVER or the initiation of enforcement and collection proceedings against the BORROWER or against any or all of the collateral securing the obligations of the BORROWER due to the LENDER. The BORROWER hereby releases, waives, discharges and agrees to hold the LENDER and its officers, directors, agents and employees harmless from any and all claims, known or unknown, existing as of this date, which the BORROWER might have against the LENDER or its officers, directors, agents or employees which in any way relate, pertain or arise, directly or indirectly, from the REVOLVER, the LOAN DOCUMENTS, this AGREEMENT, or which otherwise relate or pertain to the collateral securing the obligations of the BORROWER due to the LENDER or the transactions described in this AGREEMENT or the conduct of the parties with respect thereto.

     Section 8. RATIFICATION. Except as modified by the express provisions of this AGREEMENT all terms and provisions of the LOAN DOCUMENTS are hereby ratified and confirmed and shall remain in full force and effect.

     Section 9. NO WAIVER. The BORROWER acknowledges and agrees that, although the LENDER has agreed to forbear, upon the conditions contained in this AGREEMENT, the LENDER does not waive the existence of the EXISTING DEFAULT, and the execution and performance of this AGREEMENT shall not impair, diminish or adversely affect the EXISTING DEFAULT as a basis for the exercise by the LENDER of its rights and remedies, and the EXISTING DEFAULT shall continue to be an Event of Default (as that term is defined in the LOAN DOCUMENTS) despite the forbearance of the LENDER and the execution of this AGREEMENT.

     Section 10. FEES AND EXPENSES. The BORROWER shall pay all of the reasonable fees, costs, and expenses, including the LENDER'S reasonable counsel fees and expenses, in connection with the negotiation and preparation of this AGREEMENT. The BORROWER hereby authorizes the LENDER to debit the BORROWER'S account with the LENDER to make payment of all such fees, costs and expenses.

     Section 11. FINAL AGREEMENT. This AGREEMENT, together with the LOAN DOCUMENTS, contain the final and entire agreement of the parties and shall be binding upon and benefit the parties and their successors and assigns

     Section 12. GOVERNING LAW. The performance and construction of this AGREEMENT shall be governed by the laws of the State of Maryland.

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     Section 13.  AMENDMENT.  This AGREEMENT may only be altered, modified or amended by a writing executed by all of the parties hereto.

     Section 14. TIME. Time is of the essence with respect to all aspects of this AGREEMENT.

     Section 15. JURISDICTION. The BORROWER consents to the jurisdiction of any of the courts of the State of Maryland as to any issues related to this AGREEMENT, including the validity, enforceability and interpretation hereof, which require judicial resolution.

     Section 16. NO NOVATION. This AGREEMENT shall not cause a novation of the BORROWER'S obligations under any of the LOAN DOCUMENTS. In addition, this AGREEMENT shall not release, affect or impair the priority of any security interests and liens held by the LENDER in any assets of the BORROWER.

     Section 17. DELIVERY BY TELEFACSIMILE. This AGREEMENT may be delivered by telefacsimile and a telefacsimile of any party's signature hereto shall constitute an original signature for all purposes.

     Section 18. WAIVER OF JURY TRIAL. The BORROWER agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party to this AGREEMENT or by any of their successors or assigns, on or with respect to this AGREEMENT or any of the LOAN DOCUMENTS or which in any way relates directly or indirectly to the obligations of the BORROWER to the LENDER under the REVOLVER or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The BORROWER expressly waives any right to a trial by jury in any such actions or proceedings.

     IN WITNESS WHEREOF, the parties executed and sealed this AGREEMENT as of the date first above written.

WITNESS/ATTEST:                 LENDER:

                                PROVIDENT BANK OF MARYLAND
                                A Maryland Banking Corporation


/s/ Patrick E. Killpatrick      By:  /s/ Thomas B. Freeze   (SEAL)
    ----------------------           -----------------------
    Assistant Vice President         Name:  Thomas B. Freeze
                                     Title: Vice President

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WITNESS/ATTEST:                 BORROWER:

                                AMALGAMATED AUTOMOTIVE INDUSTRIES,
                                INC.,
                                a Pennsylvania Corporation


/s/ Timothy L. McMasters        By: /s/ Kurt J. Myers   (SEAL)
    --------------------            --------------------
    Treasurer                       Name: Kurt J. Myers
                                    Title: President/C.E.O.


                                ACME AUTO PARTS, INC.,
                                A Pennsylvania Corporation


/s/ Timothy L. McMasters        By: /s/ Kurt J. Myers   (SEAL)
    --------------------            --------------------
    Treasurer                       Name: Kurt J. Myers
                                    Title: President/C.E.O.


                                LAM CORPORATION,
                                A Pennsylvania Corporation

/s/ Timothy L. McMasters        By: /s/ Kurt J. Myers   (SEAL)
    --------------------            --------------------
    Treasurer                       Name: Kurt J. Myers
                                    Title: President/C.E.O.


                                TALMENS PROPERTIES, INC.,
                                A Pennsylvania Corporation

/s/ Timothy L. McMasters        By: /s/ Kurt J. Myers   (SEAL)
    --------------------            --------------------
    Treasurer                       Name: Kurt J. Myers
                                    Title: President/C.E.O.

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